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                                                                     EXHIBIT 10



                                ARTHUR ANDERSEN LLP





                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-19949 for Hartford Life Insurance Company Separate Account Two (DC Variable Account-II) on Form N-4.

                                   /s/ Arthur Andersen LLP
Hartford, Connecticut
April 13, 1998